SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
The date of this supplement is March 15, 2022.

For the MFS® Funds listed below:

MFS® BLENDED RESEARCH® EMERGING MARKETS EQUITY FUND	MFS® MID CAP GROWTH FUND
MFS® BLENDED RESEARCH® INTERNATIONAL EQUITY FUND	MFS® NEW DISCOVERY FUND
MFS® CORE EQUITY FUND	MFS® RESEARCH INTERNATIONAL FUND
MFS® GLOBAL NEW DISCOVERY FUND	MFS® TECHNOLOGY FUND
MFS® GLOBAL REAL ESTATE FUND	MFS® U.S. GOVERNMENT CASH RESERVE FUND
MFS® LOW VOLATILITY EQUITY FUND	MFS® U.S. GOVERNMENT MONEY MARKET FUND
MFS® LOW VOLATILITY GLOBAL EQUITY FUND	MFS® VALUE FUND

Effective immediately, the sub-section entitled "Ownership of Fund Shares" under the main heading entitled "APPENDIX D - PORTFOLIO MANAGER(S)" is restated, with respect to MFS Blended Research Emerging Markets Equity Fund, MFS New Discovery Fund, and MFS Technology Fund only, as follows:

Ownership of Fund Shares
The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) (including the value of any deferred cash award which is based on the performance of the Fund) as of the Fund's fiscal year ended August 31, 2021. The following dollar ranges apply:

N. None
A. $1 – $10,000
B. $10,001 – $50,000
C. $50,001 – $100,000
D. $100,001 – $500,000
E. $500,001 – $1,000,000
F. Over $1,000,000

Fund	Portfolio Manager	Dollar Range of Equity Securities in the Fund
MFS Blended Research Emerging Markets Equity Fund	Jed Stocks	C
	Jim Fallon	N
	Matt Krummell	N
	Jonathan Sage	C

MFS New Discovery Fund	Michael Grossman	E

MFS Technology Fund	Matthew Sabel	F

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